SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 20, 2002

                            MDU RESOURCES GROUP, INC.
             (Exact name of registrant as specified in its charter)

       Delaware                    1-3480                       41-0423660
(State of Incorporation)        (Commission                    (IRS Employer
                                File Number)                 Identification No.)

                               Schuchart Building
                             918 East Divide Avenue
                                  P.O. Box 5650
                        Bismarck, North Dakota 58506-5650
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (701) 222-7900


                   (Former name or former address, if changed
                              since last report.)


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ITEM 5.       OTHER EVENTS.
              ------------

              On December 20, 2002, MDU Resources Group, Inc. announced that its Centennial Power, Inc. subsidiary entered into an agreement to purchase the 66.6-megawatt Mountain View wind powered electric generation facility from San Gorgonio Power Corporation. Incorporated by reference is a press release issued by MDU Resources Group, Inc. on December 20, 2002, regarding the acquisition, attached as Exhibit 99.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.
              ----------------------------------

              (c) Exhibits.

          99. Press release issued December 20, 2002, regarding the acquisition of generating facilities.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  December 23, 2002



                            MDU RESOURCES GROUP, INC.


                            By:  /s/ Warren L. Robsinson
                               ---------------------------
                               Warren L. Robinson
                               Executive Vice President, Treasurer and
                               Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit Number                        Description of Exhibit
--------------                       ----------------------

    99. Press release issued December 20, 2002, regarding the acquisition of generating facilities.